Related party transactions	12 Months Ended
Dec. 31, 2019
Related party transactions [abstract]
Related party transactions
21	Related party transactions
The Company’s related parties include key management personnel and directors. Direct remuneration paid to the Company’s directors and key management personnel during the years ended December 31, 2019, 2018 and 2017 are as follows:

	2019	2018	2017

Directors’ fees	$132	$142	$153

Salaries and benefits	$588	$1,143	$929

Share-based compensation	$321	$461	$410
As of December 31, 2019, included in the accounts payable and accrued liabilities balance on the consolidated statement of financial position is $0.0 million (December 31, 2018 - $0.2 million) due to the Company’s directors and key management personnel.
Upon a change of control of the Company, amounts totaling $1.1 million (December 31, 2018 - $1.0 million) will become payable to certain officers and management personnel of the Company.

Administrative Services Agreement
In May 2017, Mason Resources entered into an Administrative Services Agreement (“ASA”) with Entrée whereby Entrée provided office space, furnishings and equipment, communications facilities and personnel necessary for Mason Resources to fulfill its basic day-to-day
head office and executive responsibilities on a
pro-rata
cost-recovery basis. The total amount charged to Mason Resources for the year ended December 31, 2018 was $0.7 million (2017 - $0.8 million). These transactions occurred in the normal course of business and were conducted on terms substantially similar to arm’s length transactions. Transactions with Mason Resources for goods and services were made on commercial terms through the ASA.
In December 2018, Mason Resources terminated the ASA with Entrée and paid a termination charge of $0.3 million as required by the terms of the ASA.